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                                                                    Exhibit 99.1

                              PURCHASE AGREEMENT


         This Purchase Agreement (this "Agreement"), dated as of June 12, 2001, is between Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Equity Income Fund, Inc. (each a "Purchaser" and collectively, the "Purchasers") and Nationwide Health Properties, Inc., a Maryland corporation (the "SELLER").

         WHEREAS, the Purchasers desire to purchase from SELLER, and SELLER desires to issue and sell to Purchasers, in the aggregate, 1,000,000 shares of SELLER's common stock, par value $0.10 per share (the "Shares").

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1.   Purchase and Sale. Subject to the terms and conditions hereof, the
              -----------------
Purchasers hereby agree to purchase from SELLER, and SELLER agrees to issue and sell to Purchasers, the Shares at a price per share of $18.00 for an aggregate purchase price of $18,000,000.00. Of the Shares being offered and sold pursuant to this Agreement, Cohen & Steers Advantage Income Realty Fund, Inc. shall purchase 833,000 shares and Cohen & Steers Equity Income Fund, Inc. shall purchase 167,000 shares.

         2.   Representations and Warranties of Purchaser. Each Purchaser
              -------------------------------------------
represents and warrants that:

         (a)  Due Authorization. The Purchasers are duly authorized to purchase
              -----------------
the Shares. This Agreement has been duly authorized, executed and delivered by the Purchasers and constitutes a legal, valid and binding agreement of the Purchasers, enforceable against the Purchasers in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

         (b)  Prospectus and Prospectus Supplement. The Purchasers have received
              ------------------------------------
a copy of SELLER's Prospectus dated August 19, 1998, and Prospectus Supplement dated June 12, 2001 (collectively, the "Prospectus").

         (c)  Not a Party in Interest; Disqualified Person. With respect to
              --------------------------------------------
SELLER, Purchasers are not a "party in interest" as such phrase is used in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "disqualified person" as such phrase is used in the Internal Revenue Code of 1986, as amended ("Code").

         (d)  Not a Prohibited Transaction. The purchase of the Shares from
              ----------------------------
SELLER will not give rise to a nonexempt "prohibited transaction" under ERISA or the Code.

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         (e)  Common Stock Ownership. As of March 31, 2001, the Purchasers and
              ----------------------
other client accounts for which Cohen & Steers Capital Management, Inc. serves as investment advisor ("Cohen & Steers Clients") held, in the aggregate, beneficially 7,195,200 shares of SELLER's common stock. The Purchasers hereby agree that, without the written consent of SELLER, no Purchaser (combined with the Cohen & Steers Clients) will acquire beneficial ownership, directly or indirectly, of an aggregate of more than 20% of SELLER's outstanding common stock.

         (f)  Investment. The Purchasers are acquiring the Shares for their own
              -----------
account for investment purposes only and not with a view to, or for resale in connection with, any "distribution" of all or any portion thereof within the meaning of the Securities Act of 1933, as amended.

         3.   Representations and Warranties of SELLER. SELLER represents and
              ----------------------------------------
warrants that:

         (a)  Due Authorization. This Agreement has been duly authorized,
              -----------------
executed and delivered by SELLER and constitutes a legal, valid and binding agreement of SELLER, enforceable against SELLER in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

         (b)  Organization and Authority. SELLER has been duly organized and is
              --------------------------
validly existing in good standing under the laws of Maryland, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus.

         (c)  Issuance of the Shares. The Shares have been duly and validly
              ----------------------
authorized and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable and will be listed, subject to notice of issuance, on the New York Stock Exchange effective as of the closing.

         (d)  Compliance. This Agreement, and the issuance of the Shares, is in
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full compliance with all applicable laws, rules and regulations, including the federal securities laws, and the rules and regulations of any applicable self-regulatory organization.

         4.   Conditions to Obligations of the Parties. The respective
              ----------------------------------------
obligations of the parties hereto are subject to the condition that the representations and warranties shall, at the closing, be true and correct in all material respects.

         5.   Closing. The transactions contemplated hereby shall be consummated
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on June 13, 2001. At the closing, SELLER shall cause its transfer agent to deposit the Shares with the Depositary Trust Company, which shall deliver the Shares to a custodian on behalf of the Purchasers. Upon such delivery, each Purchaser shall wire transfer to an account designated by SELLER immediately available funds representing its respective amount of the purchase price for the Shares.

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         6.   Governing Law. This Agreement shall be construed in accordance
              -------------
 with and governed by the substantive laws of the State of New York.

         7.   Entire Agreement. This Agreement constitutes the entire agreement
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between the parties hereto with respect to the subject matter hereof and may be amended only in a writing which is executed by each of the parties hereto.

         8.   Several Liability. Each Purchaser shall be severally liable to the
              -----------------
SELLER with respect to the specific Shares purchased by that Purchaser, but no Purchaser shall have any liability under this Agreement with respect to any Shares acquired by any other Purchaser.

         9.   Effective Date. This Agreement shall become effective as of June
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13, 2001.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



                           NATIONWIDE HEALTH PROPERTIES, INC.



                           By: /s/ Mark L. Desmond
                              -----------------------------------
                              Name:  Mark L. Desmond
                              Title: Senior Vice President & Chief Financial
                                     Officer


                           COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.



                           By: /s/  Steven Brown
                              -----------------------------------
                              Name:  Steven Brown
                              Title:  Vice President



                           COHEN & STEERS EQUITY INCOME FUND, INC.


                           By: /s/  Steven Brown
                              -----------------------------------
                              Name:  Steven Brown
                              Title:  Vice President

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